Supplement dated March 31, 2025
to the following statutory prospectus(es):
Nationwide Advisory VUL dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the policy.
Effective March 31, 2025, the name of each investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Pioneer Variable Contracts Trust - Pioneer Bond VCT Portfolio: Class II	Victory Variable Insurance Funds II - Victory Pioneer Bond VCT Portfolio: Class II
Pioneer Variable Contracts Trust - Pioneer Mid Cap Value VCT Portfolio: Class II	Victory Variable Insurance Funds II - Victory Pioneer Mid Cap Value VCT Portfolio: Class II
Pioneer Variable Contracts Trust - Pioneer Strategic Income VCT Portfolio: Class II	Victory Variable Insurance Funds II - Victory Pioneer Strategic Income VCT Portfolio: Class II
PROS-0984